UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2014

Date of reporting period:	September 1, 2013 — February 28, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNVAX

Putnam International Capital Opportunities Fund

Semiannual report 2|28|14

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
International Capital
Opportunities Fund

Semiannual report
2 | 28 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	24

Shareholder meeting results	52

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including both general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Stock and bond markets have exhibited some volatility this year, as the global economy continues to heal slowly, and new geopolitical risks have emerged. This fluctuating investment climate drives home the importance of portfolio diversification.

In this environment, we believe Putnam’s active investment research and strategies are well suited to serve investors pursuing income and capital appreciation goals.

We are pleased to report that this investment focus continues to garner Putnam recognition in the mutual fund industry. In 2013 — and for the third time in five years — Barron’s ranked Putnam one of the top two mutual fund families based on total returns across asset classes. Reflecting a commitment to long-term results, Putnam ranked second out of 55 mutual fund families for the five-year period that ended in December 2013.

In addition to sound investment strategies, your portfolio also benefits from sound advice, we believe. An experienced advisor can help you assess your individual needs, time horizon, and risk tolerance — and can help guide you toward your investment goals.

Putnam International Capital Opportunities Fund

Tapping a world of potential in small international companies

In international economies, as in the United States, small and midsize companies can offer attractive long-term investment potential. Since 1995, Putnam International Capital Opportunities Fund has sought to capitalize on this large and diverse universe of stocks. Backed by a team of highly skilled equity analysts, the fund's managers have the flexibility to invest in growth- and value-style stocks.

Fundamental business strength and attractive valuations

Putnam International Capital Opportunities Fund holdings
U.S. small-cap stocks
16.25%
7.04%
12.29x
20.43x
Return on equity (ROE)
(as of 8/31/13, most recent fiscal year-end)
Price/earnings ratio
(projected for year ended 8/31/14)

ROE is a company's net income divided by average common shareholders' equity in the company. Data exclude stocks with an ROE less than zero or greater than 100.

Price/earnings ratio is the market capitalization divided by after-tax earnings.

U.S. small-cap stocks are represented by the Russell 2000 Index. It is not possible to invest directly in an index.

A diverse range of markets

Putnam International Capital Opportunities Fund invested in 25 countries outside the United States as of February 28, 2014.

"We determine a value for companies by analyzing cash flows, earnings, and balance sheets, and we try to own companies when we believe their stocks are priced at a discount to our estimate of their intrinsic value."

Joseph P. Joseph
Portfolio Manager
Putnam International Capital Opportunities Fund

2 International Capital Opportunities Fund

International Capital Opportunities Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	International Capital Opportunities Fund

Interview with your fund’s portfolio manager

For the first half of its fiscal year, Putnam International Capital Opportunities Fund underperformed its benchmark, the S&P Developed Ex-U.S. SmallCap Index. What factors led to this result?

Our decision to carry a benchmark-relative underweight to stocks in Spain hurt relative performance, as this country performed better than we expected. Another factor was our decision to overweight South Korean stocks, which suffered some damage in exporting activity due to the Japanese yen’s weakening status relative to South Korea’s currency, the won.

What is your view of European markets and the region’s recovery today? What signals would you look for that might suggest more robust economic strength?

Europe continues to gain momentum slowly, and improvements over the past six months began to spread to the periphery of the region, which had suffered the most during the eurozone sovereign debt crisis in 2011–2012. We had an underweight position in European stocks during the period, however.

In our approach to international small- and mid-cap stocks, we stress the importance of the relative price of stocks in relation to their expected earnings. Through this lens, Europe appeared too expensive to us in a variety of industries, including industrials,

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

International Capital Opportunities Fund	5

consumer-oriented companies, and even some fundamentally less attractive European banks. Looking elsewhere, we found South Korean companies, for example, to be as much as 30% cheaper than their European counterparts, which led us to overweight the region during the period. We also found what we considered to be promising opportunities in Japan.

Looking ahead for Europe, we will continue to closely monitor the strength of the consumer. One way we do this is by investigating the advertising industry — particularly in local broadcast networks — and by speaking with executives in advertising agencies. This can help us gauge local economic strength and help us determine whether spending is truly making a resurgence in some of the peripheral eurozone countries, like Portugal, Spain, and Italy.

Another gauge of consumer strength can be discerned in the banking channel. How much are banks lending? How willing are they to commit capital to small businesses? For the past five to six years, this commitment to consumers by financial institutions has been slow in coming; better data in this area could be an important signal of more robust economic improvement.

In 2013, there was great enthusiasm for Japan’s economic reform. What is your thinking about Japan today, and what are the opportunities and risks?

As I mentioned, Japan appears to us to offer many attractive opportunities for investment. We are generally most interested in exporters, which have benefited from sustained yen weakness relative to other major global currencies. Japanese auto exports to the United States, for example, have been strong.

Allocations are shown as a percentage of the fund’s net assets as of 2/28/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	International Capital Opportunities Fund

A potential headwind may rise out of Japan’s new consumption tax instituted by the government as part of its structural reform agenda. In coming months, we will have to determine whether consumer strength leading up to the institution of the tax led Japanese consumers to make bigger-ticket purchases sooner than they would have done in order to avoid incurring the new tax.

Which stocks or strategies were top contributors to the fund’s relative performance?

The top contributor was Coolpad, a Hong Kong-based company that produces and sells mobile phones in China. During the period, China awarded several 4G-network licenses. This spurred strong demand among those who wanted to upgrade to new 4G-capable phones. As it was selling new phones, Coolpad, like other phone manufacturers, was able to charge a higher premium for its products. Increasing sales helped to boost the company’s share price, and we continue to own it in the portfolio.

The next-largest contributor to relative performance was Fairfax, an Australian newspaper publisher, which is also the second-largest online site for real estate properties in Australia. This has been a growth area for Fairfax, while its newspaper business has been in decline. We maintain the position in the portfolio.

YPF, the third-largest contributor, is an Argentinian oil company. During the period, the company had good results with its

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

International Capital Opportunities Fund	7

well-drilling operations. This has enabled YPF to replace a significant amount of its reserves, and the market rewarded the stock, which we continue to own.

Which stocks or strategies were among the top detractors?

The largest detractor was a Norwegian deep-water oil drilling company called Fred Olsen. During the period, the company had increased downtime on its rigs and higher-than-expected maintenance costs. In general, the company operates a group of older rigs, which can lead to higher repair costs. We continue to own the company, however, as we think the stock is attractively valued.

The second-largest detractor was another oil company, Japan Petroleum. In this case, the output from one of the company’s fields — the Yufutsu gas field — was lower than expected. In addition, the company’s margins were negatively affected by lower crude oil prices over the past six months. Japan Petroleum also has a subsidiary that is involved in Canadian oil sands projects, which requires ongoing capital investment that, in recent months, put some pressure on the company’s profitability.

The third-largest detractor was our decision to avoid the stock of Septeni, a Japanese marketing and Internet advertising agency that is part of the fund’s benchmark. We avoided the stock because we believed its valuation was too high. We continue to believe the stock is overpriced and will seek to find better value in other areas of the market.

What is your outlook for international stocks?

As I mentioned, we expect to see continued slow growth in Europe and gradual improvements in Japan. The strong European

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	International Capital Opportunities Fund

countries, led by Germany, are doing relatively well economically, but they are in a position of having to give the peripheral countries time to heal. Recently, there has been more geopolitical uncertainty with the situation in Ukraine — specifically, what is currently shaping up to be Russia’s hostile annexation of Crimea — and this political distraction has the potential to spur volatility within European markets.

We believe global growth could pick up in the coming quarters once the U.S. winter-weather-related economic soft patch is over. Uncertainty around slower growth is generally bad for the markets because it leads businesses to adopt a “wait-and-see” mode when it comes to capital investments, hiring activity, and other improvements. We believe this cloud of uncertainty will likely dissipate.

We are somewhat wary of the potential for a credit event in China, which could hurt Japanese and South Korean exporters. Nevertheless, we manage through volatility and geopolitical turmoil by focusing on the underlying cash flows of companies over a business cycle. From our stock-fundamentals perspective, we believe we have positioned the portfolio to perform well, even in a context of volatility spurred by slower growth or political strife.

Thank you, Joe, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joseph P. Joseph has an M.B.A. from the Stern School of Business at New York University and a B.A. from Loyola College. He joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Joe, your fund’s portfolio managers are Randy J. Farina, CFA, and John McLanahan, CFA.

International Capital Opportunities Fund	9

IN THE NEWS

Did severe winter weather chill U.S. economic growth? In its Beige Book released in early March, the Federal Reserve, summarizing economic activity in 12 U.S. districts, mentioned the word “weather” 119 times. Manufacturing businesses in nine of those districts — Boston, New York, Philadelphia, Cleveland, Richmond, Atlanta, Chicago, St. Louis, and Dallas — reported that Mother Nature wreaked economic havoc, citing power outages, supply-chain disruptions, sluggish factory production, and declining retail and auto sales. Snow, ice, and bitter cold hit New York and Philadelphia particularly hard, with both regions experiencing the most notable drop in economic activity. Based on anecdotal reports from bank and branch directors, businesses, and other sources, the Beige Book is an important resource for the Fed in making interest-rate decisions. Fed Chair Janet Yellen and her central bank colleagues will try to determine whether the economic weakness is part of a trend — or a temporary setback that will reverse as the weather improves.

10	International Capital Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	11.12%	10.76%	10.75%	10.75%	10.29%	10.29%	10.56%	10.35%	10.86%	11.33%

10 years	142.15	128.22	127.94	127.94	124.64	124.64	130.31	122.25	136.58	148.27
Annual average	9.25	8.60	8.59	8.59	8.43	8.43	8.70	8.31	8.99	9.52

5 years	170.12	154.58	160.13	158.13	160.22	160.22	163.54	154.32	166.76	173.60
Annual average	21.99	20.55	21.07	20.88	21.08	21.08	21.39	20.52	21.68	22.30

3 years	17.11	10.38	14.52	11.52	14.48	14.48	15.39	11.35	16.26	18.00
Annual average	5.41	3.35	4.62	3.70	4.61	4.61	4.89	3.65	5.15	5.67

1 year	20.63	13.69	19.71	14.71	19.72	18.72	20.01	15.81	20.31	20.92

6 months	17.01	10.28	16.57	11.57	16.55	15.55	16.73	12.64	16.85	17.16

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

International Capital Opportunities Fund	11

Comparative index returns For periods ended 2/28/14

		Lipper International
	S&P Developed	Small/Mid-Cap Core Funds
	Ex-U.S. SmallCap Index	category average*

Annual average (life of fund)	7.77%	10.16%

10 years	151.81	122.13
Annual average	9.67	8.15

5 years	180.33	171.19
Annual average	22.90	21.79

3 years	27.92	22.54
Annual average	8.55	6.87

1 year	24.43	22.36

6 months	19.11	17.76

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/14, there were 49, 47, 44, 41, 23, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.491		$0.176	$0.211	$0.302		$0.317	$0.586

Capital gains	—		—	—	—		—	—

Total	$0.491		$0.176	$0.211	$0.302		$0.317	$0.586

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/13	$35.34	$37.50	$35.08	$35.05	$35.11	$36.38	$34.78	$35.38

2/28/14	40.84	43.33	40.71	40.63	40.67	42.15	40.31	40.84

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	International Capital Opportunities Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	11.02%	10.66%	10.66%	10.66%	10.19%	10.19%	10.47%	10.25%	10.76%	11.24%

10 years	133.67	120.24	120.02	120.02	116.82	116.82	122.28	114.50	128.27	139.65
Annual average	8.86	8.22	8.20	8.20	8.05	8.05	8.32	7.93	8.60	9.13

5 years	144.87	130.79	135.84	133.84	135.83	135.83	138.83	130.47	141.96	147.95
Annual average	19.62	18.21	18.72	18.52	18.72	18.72	19.02	18.17	19.33	19.92

3 years	17.16	10.42	14.54	11.54	14.53	14.53	15.41	11.37	16.28	18.04
Annual average	5.42	3.36	4.63	3.71	4.63	4.63	4.89	3.66	5.15	5.68

1 year	17.66	10.89	16.80	11.80	16.80	15.80	17.09	12.99	17.37	17.97

6 months	8.07	1.85	7.66	2.66	7.66	6.66	7.79	4.02	7.96	8.21

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 8/31/13	1.43%	2.18%	2.18%	1.93%	1.68%	1.18%

Annualized expense ratio for
the six-month period ended
2/28/14*	1.43%	2.18%	2.18%	1.93%	1.68%	1.18%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.08% from annualizing the performance fee adjustment for the six months ended 2/28/14.

International Capital Opportunities Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2013, to February 28, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.69	$11.71	$11.70	$10.37	$9.03	$6.35

Ending value (after expenses)	$1,170.10	$1,165.70	$1,165.50	$1,167.30	$1,168.50	$1,171.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2014, use the following calculation method. To find the value of your investment on September 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.15	$10.89	$10.89	$9.64	$8.40	$5.91

Ending value (after expenses)	$1,017.70	$1,013.98	$1,013.98	$1,015.22	$1,016.46	$1,018.94

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	International Capital Opportunities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Developed Ex-U.S. SmallCap Index is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

International Capital Opportunities Fund	15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2014, Putnam employees had approximately $460,000,000 and the Trustees had approximately $109,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	International Capital Opportunities Fund

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais,

International Capital Opportunities Fund	17

Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the

18	International Capital Opportunities Fund

course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July  1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical

International Capital Opportunities Fund	19

effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In

20	International Capital Opportunities Fund

the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of

International Capital Opportunities Fund	21

fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper International Small/Mid-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	3rd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 49, 40 and 32 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

22	International Capital Opportunities Fund

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

International Capital Opportunities Fund	23

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24	International Capital Opportunities Fund

The fund’s portfolio 2/28/14 (Unaudited)

COMMON STOCKS (99.0%)*	Shares	Value

Argentina (0.6%)
YPF SA ADR S	184,400	$4,962,204

		4,962,204
Australia (5.2%)
Arrium, Ltd.	4,576,408	6,358,085

Downer EDI, Ltd.	1,446,502	6,401,101

Fairfax Media, Ltd.	11,448,064	9,680,303

Flight Centre Travel Group, Ltd.	86,965	4,047,026

Orica, Ltd.	283,175	6,124,570

Primary Health Care, Ltd.	1,301,261	5,646,035

Seven West Media, Ltd.	3,938,765	7,786,958

		46,044,078
Austria (1.1%)
EVN AG	129,468	2,000,599

voestalpine AG	174,649	7,872,078

		9,872,677
Belgium (1.1%)
Colruyt SA	49,713	2,760,194

Delhaize Group SA	94,840	6,821,599

		9,581,793
Canada (7.4%)
Bankers Petroleum, Ltd. †	1,124,700	4,997,316

Corus Entertainment, Inc. Class B S	178,400	4,037,482

Domtar Corp.	30,309	3,357,631

Ensign Energy Services, Inc.	331,644	5,304,267

Genworth MI Canada, Inc. S	273,600	8,895,150

InnVest Real Estate Investment Trust R	713,600	3,409,143

Metro, Inc.	104,500	5,839,845

Mullen Group, Ltd.	209,600	5,192,204

Norbord, Inc. S	227,100	6,318,930

Open Text Corp. S	131,948	6,727,882

Transcontinental, Inc. Class A	402,600	5,421,084

Westjet Airlines, Ltd.	237,900	5,476,448

		64,977,382
China (1.9%)
China BlueChemical, Ltd.	9,214,000	5,387,671

Coolpad Group, Ltd.	12,328,000	8,306,497

Geely Automobile Holdings, Ltd.	8,485,000	3,199,070

		16,893,238
Denmark (2.9%)
D/S Norden	104,532	5,152,646

DSV A/S	131,380	4,208,826

H. Lundbeck A/S	199,836	5,825,239

Sydbank A/S †	189,331	5,105,791

Topdanmark A/S †	183,002	5,097,586

		25,390,088
France (5.2%)
Cap Gemini	87,066	6,817,654

Faurecia †	156,281	6,963,271

M6-Metropole Television	191,833	4,461,664

Nexity	62,773	2,733,235

International Capital Opportunities Fund	25

COMMON STOCKS (99.0%)* cont.	Shares	Value

France cont.
SCOR SE	125,461	$4,395,153

SEB SA	48,356	3,913,974

Technicolor SA †	1,083,292	7,298,405

Teleperformance	146,126	9,298,267

		45,881,623
Germany (3.8%)
Bertrandt AG	32,636	4,797,557

Draegerwerk AG & Co., KGaA (Preference) S	32,930	4,410,333

Gerresheimer AG	47,229	3,221,700

Krones AG	26,955	2,332,072

Leoni AG	116,845	8,854,338

Rheinmetall AG	47,648	3,602,801

TUI AG	333,822	6,026,932

		33,245,733
Hong Kong (1.0%)
China New Town Development Co., Ltd. †	1	—

Dah Sing Financial Holdings	751,600	3,769,487

Techtronic Industries Co.	2,006,000	5,333,189

		9,102,676
Ireland (1.3%)
Smurfit Kappa Group PLC	405,035	11,287,622

		11,287,622
Italy (5.9%)
A2A SpA	6,056,398	7,862,249

Banca Monte dei Paschi di Siena SpA † S	15,452,066	3,922,310

Banca Popolare dell’Emilia Romagna SC †	554,140	6,459,409

Banca Popolare di Milano Scarl † S	8,909,362	7,071,117

Beni Stabili SpA R	9,050,554	8,007,682

Danieli & Co. SpA	161,977	5,701,211

DiaSorin SpA S	116,067	5,539,969

Mediaset SpA †	1,246,285	7,156,230

		51,720,177
Japan (20.9%)
ADEKA Corp.	629,100	6,935,105

Ain Pharmaciez, Inc.	86,000	3,741,117

Capcom Co., Ltd.	230,700	4,427,500

Chiyoda Corp.	404,000	6,171,208

Credit Saison Co., Ltd.	143,900	3,170,794

Dowa Holdings Co., Ltd.	511,000	4,249,838

Fuji Electric Co., Ltd.	1,280,000	5,881,667

Fuyo General Lease Co., Ltd.	96,100	3,245,593

Hisamitsu Pharmaceutical Co., Inc.	73,300	3,438,395

Horiba, Ltd.	134,200	5,190,102

Japan Petroleum Exploration Co.	178,800	6,551,972

JSR Corp.	241,500	4,162,292

Kansai Paint Co., Ltd.	374,000	4,864,181

Kobayashi Pharmaceutical Co., Ltd.	45,500	2,580,441

Koito Manufacturing Co., Ltd.	190,000	3,611,830

Kurita Water Industries, Ltd.	240,700	5,089,505

Kuroda Electric Co., Ltd. S	245,300	4,017,671

26	International Capital Opportunities Fund

COMMON STOCKS (99.0%)* cont.	Shares	Value

Japan cont.
KYORIN Holdings, Inc.	330,600	$7,335,288

Maeda Road Construction Co., Ltd.	352,000	5,508,499

Mandom Corp.	146,900	5,005,348

Maruichi Steel Tube, Ltd.	210,400	5,891,615

Miraca Holdings, Inc.	92,700	4,227,663

Moshi Moshi Hotline, Inc.	424,000	4,049,158

Musashino Bank, Ltd. (The)	82,900	2,595,368

Namco Bandai Holdings, Inc.	402,900	9,043,440

Nippon Synthetic Chemical Industry Co., Ltd. (The)	668,000	5,491,371

Sawai Pharmaceutical Co., Ltd.	132,000	8,447,612

Shimamura Co., Ltd.	39,900	3,609,140

Shionogi & Co., Ltd.	157,600	3,416,611

Stanley Electric Co., Ltd.	202,800	4,665,963

Sumitomo Bakelite Co., Ltd.	1,880,000	7,108,504

Sumitomo Forestry Co., Ltd.	396,500	4,072,031

Suzuken Co., Ltd.	168,800	6,414,612

Taikisha, Ltd.	394,800	8,118,609

Tokai Rika Co., Ltd.	218,400	3,894,247

Tsuruha Holdings, Inc.	83,300	7,773,766

		183,998,056
Netherlands (0.7%)
Arcadis NV	166,818	6,309,095

		6,309,095
Norway (2.3%)
Fred Olsen Energy ASA	149,159	4,895,755

SpareBank 1 SR-Bank ASA †	573,065	5,967,438

Storebrand ASA †	728,081	4,609,643

TGS-NOPEC Geophysical Co. ASA	159,396	5,032,579

		20,505,415
Portugal (1.0%)
Banco Espirito Santo SA † S	4,442,847	8,683,568

		8,683,568
Russia (0.4%)
Aeroflot — Russian Airlines OJSC †	1,867,186	3,699,482

		3,699,482
Singapore (1.2%)
ComfortDelgro Corp., Ltd.	2,784,000	4,245,966

Great Eastern Holdings, Ltd.	219,000	3,136,380

SembCorp Industries, Ltd.	671,000	2,866,027

		10,248,373
South Africa (0.6%)
African Rainbow Minerals, Ltd.	238,601	4,852,564

		4,852,564
South Korea (5.0%)
BS Financial Group, Inc.	299,940	4,490,208

Daum Communications Corp.	50,701	3,327,681

Dongbu Insurance Co., Ltd.	97,740	4,704,754

Hansol Paper Co. Ltd.	275,130	3,344,495

Hyundai Home Shopping Network Corp.	25,481	4,009,286

Hyundai Marine & Fire Insurance Co., Ltd.	136,640	3,716,307

Korea Zinc Co., Ltd.	12,620	4,032,637

International Capital Opportunities Fund	27

COMMON STOCKS (99.0%)* cont.	Shares	Value

South Korea cont.
KT Corp.	83,570	$2,370,683

LIG Insurance Co., Ltd.	126,380	3,662,417

Lotte Food Co., Ltd.	6,144	4,376,683

Sungwoo Hitech Co., Ltd.	440,185	6,282,049

		44,317,200
Spain (1.7%)
Acerinox SA S	451,844	6,586,065

Atresmedia Corporacion de Medios de Comunicacion SA †	323,615	5,762,248

Enagas SA	102,045	2,969,880

		15,318,193
Sweden (1.3%)
JM AB	199,974	6,574,676

SAS AB † S	1,612,339	4,501,317

		11,075,993
Switzerland (6.6%)
Aryzta AG	75,826	6,328,173

Banque Cantonale Vaudoise (BCV)	6,735	3,966,720

Bucher Industries AG	24,572	7,522,468

Forbo Holding AG	6,489	5,828,664

Georg Fischer AG	13,122	10,518,488

Helvetia Holding AG	14,489	7,516,323

Implenia AG	96,089	7,287,250

Partners Group Holding AG	10,162	2,647,088

Sika AG	1,700	6,270,381

		57,885,555
Taiwan (3.2%)
ASUSTeK Computer, Inc.	449,000	4,314,581

Catcher Technology Co., Ltd.	645,000	4,675,993

Pegatron Corp.	5,300,000	7,132,762

Radiant Opto-Electronics Corp.	686,539	2,784,290

Teco Electric and Machinery Co., Ltd.	5,800,000	6,656,350

TSRC Corp.	1,839,200	2,657,707

		28,221,683
United Kingdom (16.1%)
Aberdeen Asset Management PLC	704,249	4,606,349

Admiral Group PLC	204,421	4,912,197

Afren PLC †	2,297,990	6,264,709

Amlin PLC	608,890	4,587,259

Ashmore Group PLC	1,012,872	5,369,871

Barratt Developments PLC	1,277,429	9,412,128

Beazley PLC	1,335,153	5,902,464

Berkeley Group Holdings PLC	138,128	6,339,998

Britvic PLC	540,863	7,041,838

Genel Energy PLC †	320,796	5,892,966

IMI PLC	196,855	5,027,067

Interserve PLC	566,518	5,763,129

Meggitt PLC	588,329	4,965,342

Morgan Sindall Group PLC	258,246	3,275,779

Next PLC	59,357	6,694,342

Pace PLC	1,112,793	7,742,546

28	International Capital Opportunities Fund

COMMON STOCKS (99.0%)* cont.	Shares	Value

United Kingdom cont.
Persimmon PLC	258,383	$6,256,488

Rexam PLC	534,639	4,419,999

Savills PLC	505,178	5,168,732

Schroders PLC	92,665	4,209,824

Spectris PLC	135,766	5,585,918

Speedy Hire PLC	5,063,250	6,168,233

Tate & Lyle PLC	214,380	2,304,717

Thomas Cook Group PLC †	2,102,862	6,525,061

TUI Travel PLC	965,635	7,232,864

		141,669,820
United States (0.6%)
Aspen Insurance Holdings, Ltd.	130,914	4,917,130

		4,917,130

Total common stocks (cost $729,792,246)		$870,661,418

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes
3 1/2s, May 15, 2020 [i]	$143,745	$143,745
3/8s, June 30, 2015 [i]	121,391	121,391

Total U.S. treasury obligations (cost $265,136)		$265,136

SHORT-TERM INVESTMENTS (8.1%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	65,066,579	$65,066,579

Putnam Short Term Investment Fund 0.06% L	5,416,022	5,416,022

SSgA Prime Money Market Fund zero % P	480,000	480,000

U.S. Treasury Bills with an effective yield of 0.12%, May 1, 2014	$300,000	299,982

Total short-term investments (cost $71,262,541)		$71,262,583

TOTAL INVESTMENTS

Total investments (cost $801,319,923)		$942,189,137

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2013 through February 28, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $879,415,848.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

International Capital Opportunities Fund	29

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $284,606 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Consumer discretionary	20.6%
Industrials	19.3
Financials	18.0
Materials	13.4

FORWARD CURRENCY CONTRACTS at 2/28/14 (aggregate face value $261,135,924) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Euro	Buy	3/19/14	$2,609,430	$2,555,751	$53,679

Barclays Bank PLC
	Euro	Buy	3/19/14	8,603,736	8,443,504	160,232

	Hong Kong Dollar	Buy	5/21/14	10,973,678	10,966,278	7,400

	Japanese Yen	Sell	5/21/14	7,339,515	7,390,544	51,029

	Singapore Dollar	Buy	5/21/14	1,166,458	1,159,513	6,945

	Swiss Franc	Buy	3/19/14	3,516,267	3,382,769	133,498

Citibank, N.A.
	Danish Krone	Sell	3/19/14	12,265,896	12,052,787	(213,109)

	Euro	Buy	3/19/14	6,286,650	6,272,951	13,699

	Euro	Sell	3/19/14	6,286,650	6,224,681	(61,969)

	Japanese Yen	Sell	5/21/14	3,144,302	3,142,349	(1,953)

Credit Suisse International
	Euro	Buy	3/19/14	9,313,755	9,141,190	172,565

	Japanese Yen	Sell	5/21/14	3,678,615	3,675,998	(2,617)

	New Zealand Dollar	Buy	4/16/14	1,582,111	1,555,229	26,882

	Norwegian Krone	Sell	3/19/14	6,558,726	6,396,650	(162,076)

	Swiss Franc	Buy	3/19/14	3,613,266	3,419,532	193,734

30	International Capital Opportunities Fund

FORWARD CURRENCY CONTRACTS at 2/28/14 (aggregate face value $261,135,924) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Deutsche Bank AG
	Australian Dollar	Buy	4/16/14	$3,639,703	$3,602,930	$36,773

	Euro	Buy	3/19/14	23,025,100	22,717,303	307,797

	Euro	Sell	3/19/14	23,025,100	22,530,055	(495,045)

HSBC Bank USA, National Association
	British Pound	Buy	3/19/14	766,690	774,916	(8,226)

	Norwegian Krone	Buy	3/19/14	4,949,126	4,817,245	131,881

	Norwegian Krone	Sell	3/19/14	4,949,126	4,832,973	(116,153)

	JPMorgan Chase Bank N.A.
	British Pound	Buy	3/19/14	19,723,988	19,235,768	488,220

	Euro	Buy	3/19/14	8,471,228	8,314,170	157,058

	Japanese Yen	Sell	5/21/14	2,500,573	2,498,807	(1,766)

	Norwegian Krone	Sell	3/19/14	5,410,798	5,244,545	(166,253)

	Singapore Dollar	Buy	5/21/14	269,486	246,170	23,316

	State Street Bank and Trust Co.
	Euro	Buy	3/19/14	4,051,691	3,927,144	124,547

	Israeli Shekel	Buy	4/16/14	4,835,664	4,814,699	20,965

	Japanese Yen	Sell	5/21/14	2,391,880	2,389,838	(2,042)

	Norwegian Krone	Buy	3/19/14	3,188,910	3,091,208	97,702

	Norwegian Krone	Sell	3/19/14	3,188,910	3,127,480	(61,430)

	Swedish Krona	Buy	3/19/14	14,441,104	14,143,364	297,740

	UBS AG
	British Pound	Buy	3/19/14	7,908,181	7,715,542	192,639

	Canadian Dollar	Buy	4/16/14	6,792,360	6,528,023	264,337

	Euro	Buy	3/19/14	9,209,819	9,144,971	64,848

	Norwegian Krone	Buy	3/19/14	2,221,888	2,153,536	68,352

	Norwegian Krone	Sell	3/19/14	2,221,888	2,179,360	(42,528)

	Swiss Franc	Buy	3/19/14	3,977,492	3,880,909	96,583

	WestPac Banking Corp.
	Euro	Buy	3/19/14	6,008,108	5,948,885	59,223

	Euro	Sell	3/19/14	6,008,108	5,975,850	(32,258)

	Japanese Yen	Sell	5/21/14	5,525,051	5,520,507	(4,544)

	Total					$1,879,675

International Capital Opportunities Fund	31

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Argentina	$4,962,204	$—	$—

Australia	—	46,044,078	—

Austria	9,872,677	—	—

Belgium	9,581,793	—	—

Canada	64,977,382	—	—

China	—	16,893,238	—

Denmark	25,390,088	—	—

France	45,881,623	—	—

Germany	33,245,733	—	—

Hong Kong	—	9,102,676	—

Ireland	11,287,622	—	—

Italy	51,720,177	—	—

Japan	—	183,998,056	—

Netherlands	6,309,095	—	—

Norway	20,505,415	—	—

Portugal	8,683,568	—	—

Russia	3,699,482	—	—

Singapore	—	10,248,373	—

South Africa	4,852,564	—

South Korea	—	44,317,200	—

Spain	15,318,193	—	—

Sweden	11,075,993	—	—

Switzerland	57,885,555	—	—

Taiwan	—	28,221,683	—

United Kingdom	141,669,820	—	—

United States	4,917,130	—	—

Total common stocks	531,836,114	338,825,304	—

U.S. treasury obligations	—	265,136	—

Short-term investments	5,896,022	65,366,561	—

Totals by level	$537,732,136	$404,457,001	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,879,675	$—

Totals by level	$—	$1,879,675	$—

The accompanying notes are an integral part of these financial statements.

32	International Capital Opportunities Fund

Statement of assets and liabilities 2/28/14 (Unaudited)

ASSETS

Investment in securities, at value, including $62,073,427 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $730,837,322)	$871,706,536
Affiliated issuers (identified cost $70,482,601) (Notes 1 and 5)	70,482,601

Foreign currency (cost $249,573) (Note 1)	249,377

Dividends, interest and other receivables	2,893,069

Foreign tax reclaim	280,376

Receivable for shares of the fund sold	669,079

Unrealized appreciation on forward currency contracts (Note 1)	3,251,644

Total assets	949,532,682

LIABILITIES

Payable for shares of the fund repurchased	1,222,526

Payable for compensation of Manager (Note 2)	531,195

Payable for investor servicing fees (Note 2)	276,956

Payable for custodian fees (Note 2)	70,630

Payable for Trustee compensation and expenses (Note 2)	256,017

Payable for administrative services (Note 2)	3,012

Payable for distribution fees (Note 2)	337,652

Unrealized depreciation on forward currency contracts (Note 1)	1,371,969

Collateral on securities loaned, at value (Note 1)	65,066,579

Collateral on certain derivative contracts, at value (Note 1)	745,136

Other accrued expenses	235,162

Total liabilities	70,116,834

Net assets	$879,415,848

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$781,130,850

Distributions in excess of net investment income (Note 1)	(1,384,174)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(43,086,844)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	142,756,016

Total — Representing net assets applicable to capital shares outstanding	$879,415,848

(Continued on next page)

International Capital Opportunities Fund	33

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($633,059,366 divided by 15,500,358 shares)	$40.84

Offering price per class A share (100/94.25 of $40.84)*	$43.33

Net asset value and offering price per class B share ($18,482,641 divided by 453,984 shares)**	$40.71

Net asset value and offering price per class C share ($43,329,527 divided by 1,066,374 shares)**	$40.63

Net asset value and redemption price per class M share ($8,464,267 divided by 208,131 shares)	$40.67

Offering price per class M share (100/96.50 of $40.67)*`	$42.15

Net asset value, offering price and redemption price per class R share
($43,644,974 divided by 1,082,675 shares)	$40.31

Net asset value, offering price and redemption price per class Y share
($132,435,073 divided by 3,242,730 shares)	$40.84

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

34	International Capital Opportunities Fund

Statement of operations Six months ended 2/28/14 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $522,439)	$7,807,901

Interest (including interest income of $1,199 from investments in affiliated issuers) (Note 5)	2,701

Securities lending (Note 1)	307,951

Total investment income	8,118,553

EXPENSES

Compensation of Manager (Note 2)	3,609,328

Investor servicing fees (Note 2)	992,172

Custodian fees (Note 2)	88,717

Trustee compensation and expenses (Note 2)	30,860

Distribution fees (Note 2)	1,210,961

Administrative services (Note 2)	13,509

Other	318,836

Total expenses	6,264,383

Expense reduction (Note 2)	(44,524)

Net expenses	6,219,859

Net investment income	1,898,694

Net realized gain on investments (Notes 1 and 3)	76,735,719

Net realized gain on foreign currency transactions (Note 1)	4,390,639

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,876,317

Net unrealized appreciation of investments during the period	48,219,714

Net gain on investments	131,222,389

Net increase in net assets resulting from operations	$133,121,083

The accompanying notes are an integral part of these financial statements.

International Capital Opportunities Fund	35

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/14*	Year ended 8/31/13

Operations:
Net investment income	$1,898,694	$9,121,797

Net realized gain on investments
and foreign currency transactions	81,126,358	115,126,019

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	50,096,031	17,366,354

Net increase in net assets resulting from operations	133,121,083	141,614,170

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(7,796,531)	(6,925,681)

Class B	(83,403)	(69,775)

Class C	(227,846)	(154,638)

Class M	(63,132)	(53,011)

Class R	(345,071)	(583,768)

Class Y	(1,798,539)	(1,687,227)

Redemption fees (Note 1)	166	15,663

Decrease from capital share transactions (Note 4)	(46,393,034)	(176,655,105)

Total increase (decrease) in net assets	76,413,693	(44,499,372)

NET ASSETS

Beginning of period	803,002,155	847,501,527

End of period (including distributions in excess of net
investment income of $1,384,174 and undistributed net
investment income of $7,031,654, respectively)	$879,415,848	$803,002,155

* Unaudited

The accompanying notes are an integral part of these financial statements.

36	International Capital Opportunities Fund

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International Capital Opportunities Fund	37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
February 28, 2014 **	$35.34	.09	5.90	5.99	(.49)	(.49)	—	—	$40.84	17.01 *	$633,059	.71 *	.23 *	51 *
August 31, 2013	30.33	.38	5.02	5.40	(.39)	(.39)	—	—	35.34	17.89	577,634	1.43	1.11	48
August 31, 2012	32.47	.47	(1.75)	(1.28)	(.87)	(.87)	—	.01 [e]	30.33	(3.57)	578,024	1.41	1.58	34
August 31, 2011	28.17	.33	4.14	4.47	(.30)	(.30)	—	.13 [f,g]	32.47	16.26	754,251	1.47	.95	23
August 31, 2010	28.69	.20	(.61)	(.41)	(.12)	(.12)	—	.01 [h]	28.17	(1.43)	793,406	1.64 [i]	.66	27
August 31, 2009	32.09	.39	(3.35)	(2.96)	(.47)	(.47)	—	.03 [j,k]	28.69	(8.33)	874,265	1.64 [i,l]	1.78 [l]	84

Class B
February 28, 2014 **	$35.08	(.05)	5.86	5.81	(.18)	(.18)	—	—	$40.71	16.57 *	$18,483	1.08 *	(.14) *	51 *
August 31, 2013	30.09	.12	4.98	5.10	(.11)	(.11)	—	—	35.08	16.99	18,153	2.18	.35	48
August 31, 2012	32.08	.24	(1.68)	(1.44)	(.56)	(.56)	—	.01 [e]	30.09	(4.27)	20,546	2.16	.81	34
August 31, 2011	27.80	.05	4.10	4.15	—	—	—	.13 [f,g]	32.08	15.40	30,517	2.22	.15	23
August 31, 2010	28.42	(.06)	(.57)	(.63)	—	—	—	.01 [h]	27.80	(2.18)	41,441	2.39 [i]	(.19)	27
August 31, 2009	31.30	.22	(3.10)	(2.88)	(.03)	(.03)	—	.03 [j,k]	28.42	(9.04)	72,873	2.39 [i,l]	1.04 [l]	84

Class C
February 28, 2014 **	$35.05	(.05)	5.84	5.79	(.21)	(.21)	—	—	$40.63	16.55 *	$43,330	1.08 *	(.14) *	51 *
August 31, 2013	30.07	.12	4.99	5.11	(.13)	(.13)	—	—	35.05	17.02	38,667	2.18	.37	48
August 31, 2012	32.11	.24	(1.70)	(1.46)	(.59)	(.59)	—	.01 [e]	30.07	(4.30)	38,301	2.16	.81	34
August 31, 2011	27.87	.07	4.09	4.16	(.05)	(.05)	—	.13 [f,g]	32.11	15.38	53,823	2.22	.20	23
August 31, 2010	28.48	(.03)	(.59)	(.62)	—	—	—	.01 [h]	27.87	(2.14)	55,847	2.39 [i]	(.10)	27
August 31, 2009	31.61	.22	(3.20)	(2.98)	(.18)	(.18)	—	.03 [j,k]	28.48	(9.02)	62,683	2.39 [i,l]	1.02 [l]	84

Class M
February 28, 2014 **	$35.11	— [b]	5.86	5.86	(.30)	(.30)	—	—	$40.67	16.73 *	$8,464	.96 *	(.01) *	51 *
August 31, 2013	30.14	.21	4.99	5.20	(.23)	(.23)	—	—	35.11	17.30	7,597	1.93	.61	48
August 31, 2012	32.22	.32	(1.72)	(1.40)	(.69)	(.69)	—	.01 [e]	30.14	(4.06)	7,397	1.91	1.09	34
August 31, 2011	27.95	.16	4.11	4.27	(.13)	(.13)	—	.13 [f,g]	32.22	15.71	9,013	1.97	.46	23
August 31, 2010	28.50	.04	(.60)	(.56)	—	—	—	.01 [h]	27.95	(1.93)	9,345	2.14 [i]	.15	27
August 31, 2009	31.66	.28	(3.23)	(2.95)	(.24)	(.24)	—	.03 [j,k]	28.50	(8.79)	10,957	2.14 [i,l]	1.28 [l]	84

Class R
February 28, 2014 **	$34.78	.04	5.81	5.85	(.32)	(.32)	—	—	$40.31	16.85 *	$43,645	.83 *	.11 *	51 *
August 31, 2013	29.81	.26	4.96	5.22	(.25)	(.25)	—	—	34.78	17.59	39,339	1.68	.80	48
August 31, 2012	31.95	.38	(1.70)	(1.32)	(.83)	(.83)	—	.01 [e]	29.81	(3.78)	98,121	1.66	1.30	34
August 31, 2011	27.73	.26	4.06	4.32	(.23)	(.23)	—	.13 [f,g]	31.95	15.99	107,047	1.72	.76	23
August 31, 2010	28.29	.15	(.63)	(.48)	(.09)	(.09)	—	.01 [h]	27.73	(1.67)	85,829	1.89 [i]	.51	27
August 31, 2009	31.72	.31	(3.31)	(3.00)	(.46)	(.46)	—	.03 [j,k]	28.29	(8.55)	58,878	1.89 [i,l]	1.42 [l]	84

Class Y
February 28, 2014 **	$35.38	.14	5.91	6.05	(.59)	(.59)	—	—	$40.84	17.16 *	$132,435	.59 *	.37 *	51 *
August 31, 2013	30.37	.47	5.01	5.48	(.47)	(.47)	—	—	35.38	18.18	121,612	1.18	1.37	48
August 31, 2012	32.54	.55	(1.76)	(1.21)	(.97)	(.97)	—	.01 [e]	30.37	(3.33)	105,113	1.16	1.84	34
August 31, 2011	28.22	.44	4.13	4.57	(.38)	(.38)	—	.13 [f,g]	32.54	16.58	117,332	1.22	1.27	23
August 31, 2010	28.73	.29	(.63)	(.34)	(.18)	(.18)	—	.01 [h]	28.22	(1.19)	117,828	1.39 [i]	.97	27
August 31, 2009	32.21	.43	(3.38)	(2.95)	(.56)	(.56)	—	.03 [j,k]	28.73	(8.11)	105,588	1.39 [i,l]	2.00 [l]	84

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	International Capital Opportunities Fund	International Capital Opportunities Fund	39

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to $0.01 per share outstanding as of November 29, 2011.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted $0.12 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted $0.01 per share outstanding as of May 11, 2011.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding as of December 21, 2010.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.01 per share outstanding as of March 30, 2010.

i Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01% of average net assets as of August 31, 2010 and August 31, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to $0.02 per share outstanding as of May 21, 2009.

k Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.01 per share outstanding as of June 23, 2009.

l Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.07% of average net assets as of August 31, 2009.

The accompanying notes are an integral part of these financial statements.

40	International Capital Opportunities Fund

Notes to financial statements 2/28/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2013 through February 28, 2014.

Putnam International Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation by investing mainly in common stocks (growth or value stocks or both) of small and midsize companies outside the United States that Putnam Management believes have favorable investment potential. Putnam Management also considers other factors it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such

International Capital Opportunities Fund	41

investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign

42	International Capital Opportunities Fund

currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $728,371 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $413,807 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $65,066,579 and the value of securities loaned amounted to $62,149,391 which includes an amount for securities that are deemed worthless at period end.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be

International Capital Opportunities Fund	43

made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2013, the fund had a capital loss carryover of $121,483,583 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$35,209,033	N/A	$35,209,033	August 31, 2017

86,274,550	N/A	86,274,550	August 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $804,049,542, resulting in gross unrealized appreciation and depreciation of $166,421,606 and $28,282,011, respectively, or net unrealized appreciation of $138,139,595.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

44	International Capital Opportunities Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,

1.030%	of the next $5 billion,	0.860%	of the next $50 billion,

0.980%	of the next $10 billion,	0.850%	of the next $100 billion and

0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P Developed/Ex-U.S. SmallCap Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.459% of the fund’s average net assets before a decrease of $347,823 (0.040% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

International Capital Opportunities Fund	45

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$717,442	Class R	48,712

Class B	21,637	Class Y	146,522

Class C	48,443	Total	$992,172

Class M	9,416

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $634 under the expense offset arrangements and by $43,890 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $562, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$773,081	Class M	30,443

Class B	93,246	Class R	105,348

Class C	208,843	Total	$1,210,961

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $19,177 and $53 from the sale of class A and class M shares, respectively, and received $5,634 and $160 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

46	International Capital Opportunities Fund

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $430,888,401 and $480,179,665, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/14		Year ended 8/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	534,629	$20,894,557	1,191,310	$40,500,196

Shares issued in connection with
reinvestment of distributions	187,126	7,346,566	199,389	6,531,966

	721,755	28,241,123	1,390,699	47,032,162

Shares repurchased	(1,564,990)	(60,963,968)	(4,102,482)	(138,560,414)

Net decrease	(843,235)	$(32,722,845)	(2,711,783)	$(91,528,252)

	Six months ended 2/28/14		Year ended 8/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	11,962	$465,002	30,265	$1,025,133

Shares issued in connection with
reinvestment of distributions	2,038	79,886	2,043	66,781

	14,000	544,888	32,308	1,091,914

Shares repurchased	(77,467)	(3,004,708)	(197,743)	(6,629,144)

Net decrease	(63,467)	$(2,459,820)	(165,435)	$(5,537,230)

	Six months ended 2/28/14		Year ended 8/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	26,675	$1,035,224	58,340	$1,964,415

Shares issued in connection with
reinvestment of distributions	5,233	204,663	4,213	137,541

	31,908	1,239,887	62,553	2,101,956

Shares repurchased	(68,863)	(2,677,420)	(232,931)	(7,797,850)

Net decrease	(36,955)	$(1,437,533)	(170,378)	$(5,695,894)

International Capital Opportunities Fund	47

	Six months ended 2/28/14		Year ended 8/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	3,810	$149,102	11,066	$375,402

Shares issued in connection with
reinvestment of distributions	1,549	60,632	1,567	51,181

	5,359	209,734	12,633	426,583

Shares repurchased	(13,575)	(522,856)	(41,671)	(1,398,303)

Net decrease	(8,216)	$(313,122)	(29,038)	$(971,720)

	Six months ended 2/28/14		Year ended 8/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	204,657	$7,884,013	969,805	$32,179,474

Shares issued in connection with
reinvestment of distributions	8,618	334,122	17,693	571,299

	213,275	8,218,135	987,498	32,750,773

Shares repurchased	(261,713)	(10,049,917)	(3,148,275)	(104,258,531)

Net decrease	(48,438)	$(1,831,782)	(2,160,777)	$(71,507,758)

	Six months ended 2/28/14		Year ended 8/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	603,663	$23,424,945	1,183,180	$39,873,927

Shares issued in connection with
reinvestment of distributions	41,424	1,625,496	47,724	1,562,479

	645,087	25,050,441	1,230,904	41,436,406

Shares repurchased	(839,382)	(32,678,373)	(1,254,877)	(42,850,657)

Net decrease	(194,295)	$(7,627,932)	(23,973)	$(1,414,251)

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$59,119	$84,823,647	$79,466,744	$1,199	$5,416,022

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

48	International Capital Opportunities Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$316,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$3,251,644	Payables	$1,371,969

Total		$3,251,644		$1,371,969

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$4,614,590	$4,614,590

Total	$4,614,590	$4,614,590

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$1,848,339	$1,848,339

Total	$1,848,339	$1,848,339

International Capital Opportunities Fund	49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$53,679	$359,104	$13,699	$393,181	$344,570	$131,881	$668,594	$540,954	$686,759	$59,223	$3,251,644

Total Assets	$53,679	$359,104	$13,699	$393,181	$344,570	$131,881	$668,594	$540,954	$686,759	$59,223	$3,251,644

Liabilities:

Forward currency contracts#	—	—	277,031	164,693	495,045	124,379	168,019	63,472	42,528	36,802	1,371,969

Total Liabilities	$—	$—	$277,031	$164,693	$495,045	$124,379	$168,019	$63,472	$42,528	$36,802	$1,371,969

Total Financial and Derivative Net Assets	$53,679	$359,104	$(263,332)	$228,488	$(150,475)	$7,502	$500,575	$477,482	$644,231	$22,421	$1,879,675

Total collateral received (pledged)##†	$—	$265,136	$—	$228,488	$—	$—	$480,000	$—	$496,785	$—	$1,470,409

Net amount	$53,679	$93,968	$(263,332)	$—	$(150,475)	$7,502	$20,575	$477,482	$147,446	$22,421	$409,266

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown.

50	International Capital Opportunities Fund	International Capital Opportunities Fund	51

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	85,592,208	4,519,297

Ravi Akhoury	85,715,018	4,396,488

Barbara M. Baumann	86,248,127	3,863,378

Jameson A. Baxter	86,148,643	3,962,863

Charles B. Curtis	86,111,568	3,999,938

Robert J. Darretta	86,122,587	3,988,918

Katinka Domotorffy	85,970,364	4,141,142

John A. Hill	86,124,882	3,986,624

Paul L. Joskow	86,157,699	3,953,807

Kenneth R. Leibler	86,141,312	3,970,194

Robert E. Patterson	86,183,587	3,927,919

George Putnam, III	86,119,771	3,991,735

Robert L. Reynolds	86,203,661	3,907,845

W. Thomas Stephens	86,109,990	4,001,516

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

10,222,706	388,221	574,045	2,671,448

March 7, 2014 special meeting

A proposal to adopt an Amended and Restated Declaration of Trust, with respect to which the February 27, 2014 meeting had been adjourned, was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

68,444,155	3,118,645	4,434,966	15,274,146

All tabulations are rounded to the nearest whole number.

52	International Capital Opportunities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS
One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

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SA011
286552 4/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 25, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 25, 2014